UNITED STATES OF AMERICA

FEDERAL TRADE COMMISSION



_________________________________
                                )
                                )
                                )
In the Matter of                )
                                )
SEARS, ROEBUCK AND CO.,         )       DOCKET NO.
a corporation.                  )
                                )
________________________________)


COMPLAINT

        The Federal Trade Commission, having reason to believe that Sears, Roebuck and Co., a corporation ("respondent"), has violated the provisions of the Federal Trade Commission Act, and it appearing to the Commission that this proceeding is in the public interest, alleges:


1. Respondent Sears, Roebuck and Co. is a New York corporation with its principal office or place of business at 3333 Beverly Road, Hoffman Estates, Illinois 60179. Respondent is engaged in, among other things, the consumer retail business. In the course and conduct of its business, respondent has regularly extended credit for the purpose of facilitating consumers' purchase of respondent's products and services (hereinafter referred to as "consumer credit accounts").

2. The acts and practices of respondent alleged in this complaint have been in or affecting commerce, as "commerce" is defined in Section 4 of the Federal Trade Commission Act.

THE UNITED STATES BANKRUPTCY CODE

3. Under the United States Bankruptcy Code (11 U.S.C. Sec. 1-1330), a debtor may be granted a discharge in a Chapter 7 bankruptcy proceeding from debts that have arisen prior to the filing of the bankruptcy petition (hereinafter referred to as "pre-petition debts"), meaning that the debtor is no longer individually liable for these debts. The granting of a discharge "operates as an injunction against the commencement or continuation of an action, the employment of process, or an act, to collect, recover or offset any such debt as a personal liability of the debtor, whether or not discharge of such debt is waived . . . " 11 U.S.C. Section 523 (a) (2). The purpose of the injunction is to protect the debtor's "fresh start" by ensuring that no debt collection efforts are taken against the debtor personally for pre-petition debts.

4. The United States Bankruptcy Code provides, however, that a debtor may agree with a creditor that the creditor can enforce what would otherwise be a discharged debt. In other words, a debtor may reaffirm his or her pre-petition debts, as long as certain requirements are met. These so-called "reaffirmation agreements" are enforceable only if, among other things, the agreement is filed with the bankruptcy court. If the debtor is not represented by an attorney, the bankruptcy court must hold a hearing to determine that the reaffirmation agreement would not impose an undue hardship on the debtor and is in the best interest of the debtor, and must approve the reaffirmation agreement before it becomes enforceable. 11 U.S.C. Sec. 524 (c) and (d).

5. If the requirements of 11 U.S.C. 524 (c) and (d) are not met, an agreement to reaffirm a debt is not binding and a creditor violates the bankruptcy code if it attempts to collect that debt. 11 U.S.C. 524 (a).

VIOLATIONS OF SECTION 5(a) OF THE FEDERAL TRADE COMMISSION ACT

6. From at least 1985 to 1997, respondent regularly induced consumers who had filed for protection under Chapter 7 of the United States Bankruptcy Code to enter into agreements reaffirming some or all of their pre-petition consumer credit account debts that would otherwise be discharged through bankruptcy proceedings.

7. In numerous instances, respondent represented, expressly or by implication, to consumers that their reaffirmation agreement would be filed with the bankruptcy courts, as required by the United States Bankruptcy Code.

8. In truth and in fact, in may cases respondent did not intend to file, and in fact did not file, the reaffirmation agreements with the bankruptcy courts. Therefore, the representation made in Paragraph 7 was, and is, false or misleading.

9. In numerous instances, respondent represented, expressly or by implication, to consumers that their reaffirmation agreements were legally binding on the consumers and that the consumers were legally required to pay their pre-petition debts.

10. In truth and in fact, in many cases, the reaffirmation agreements were not legally binding on the consumers and the consumers were not legally required to pay their pre-petition debts for reasons including, but not necessarily limited to, the following: (a) respondent did not file the reaffirmation agreements with the bankruptcy courts; or (b) respondent filed the reaffirmation agreements, but the agreements were then not approved by the bankruptcy courts. Therefore, the representation made in Paragraph 9 was, and is, false or misleading.

11. In the course and conduct of its business, respondent regularly collected from consumers debts that had been legally discharged in bankruptcy proceedings and that respondent was not permitted by law to collect. Respondent's actions have caused or were likely to cause substantial injury to consumers that is not avoidable by these consumers. 15 U.S.C. Sec. 5 (n). Therefore, respondent's collection of debts that it was not permitted by law to collect was, and is, unfair.

12. The acts and practices of respondent as alleged in this complaint constitute unfair or deceptive acts or practices in or affecting commerce in violation of Section 5(a) of the Federal
Trade Commission Act.

THEREFORE, the Federal Trade Commission this          day of
                   , has issued this complaint against
respondent.



By the Commission.


                                                Donald S. Clark
                                                Secretary



SEAL:


UNITED STATES OF AMERICA

FEDERAL TRADE COMMISSION


_____________________________________
                                        )
                                        )
In the Matter of                        )
                                        )       FILE NO. 972 3187
SEARS, ROEBUCK AND CO.                  )
a corporation.                          )       AGREEMENT CONTAINING
                                        )       CONSENT ORDER
                                        )
                                        )
___________________________________)


        The Federal Trade Commission has conducted an investigation of certain acts and practices of Sears, Roebuck and Co. ("proposed respondent"). Proposed respondent, having been represented by counsel, is willing to enter into an agreement containing a consent order resolving the allegations contained in the attached draft complaint. Therefore,

        IT IS HEREBY AGREED by and between Sears, Roebuck and Co., by its duly authorized officers, and counsel for the Federal Trade
Commission that:

1. Proposed respondent Sears, Roebuck and Co. is a New York corporation with its principal office or place of business at 3333 Beverly Road, Hoffman Estates, Illinois 60179.

2. Proposed respondent admits all the jurisdictional facts set forth in the draft complaint.

3.      Proposed respondent waives:

        a.      Any further procedural steps;

        b. The requirement that the Commission's decision contain a statement of findings of fact and conclusions of law; and

        c. All rights to seek judicial review or otherwise to challenge or contest the validity of the order entered pursuant to this agreement.

4. This agreement shall not become part of the public record of the proceeding unless and until it is accepted by the Commission. If this agreement is accepted by the Commission, it, together with the draft complaint, will be placed on the public record for a period of sixty (60) days and information about it publicly released. The Commission thereafter may either withdraw its acceptance of this agreement and so notify proposed respondent, in which event it will take such action as it may consider appropriate, or issue and serve its complaint
(in such form as the circumstances may require) and decision in disposition of the proceeding.

5. The Commission reserves the right to file an action for consumer redress pursuant to Section 19 of the Federal Trade Commission Act, 15 U.S.C. Sec. 57b, based on the order issued in this proceeding. Proposed respondent hereby waives its right to assert a defense based on the statute of limitations (as provided by 15 U.S.C. Sec. 57b(d)) on account of the running of time from today forward, in any action brought by the Commission pursuant to Section 19 of the Federal Trade Commission Act.
This wavier shall expire one year following the resolution of the action filed by the United States Attorney for the District of Massachusetts in United States of America v. Sears, Roebuck and Co., Civil No. 97-10839JLT, allegations made by the Attorneys General of various states and any other currently pending legal actions by government entities not cited herein, and all currently pending class action lawsuits, that challenge conduct similar to that challenged by the Commission in this proceeding, but in any event not before July 1, 1999. However, the Commission will not bring any action against proposed respondent pursuant to Section 19 of the Federal Trade Commission Act provided that, by January 1, 1999, proposed respondent makes available redress payable to consumers consisting of either cash refunds or reductions in credit balances, including interest and additional cash payments, of not less than $100 million, not including attorney fees, administrative costs, and punitive or exemplary damages. Notwithstanding previous sentence, the said amount of $100 million shall be adjusted upward or downward by not more than twenty-five percent (25%), based on proposed respondent's on-going national review to identify those debtors eligible to receive such redress in the actions referenced above (such adjustment being referred to as "Maximum Payment Adjustment"). The Commission reserves the right to seek to intervene in the actions referenced above for he purpose of opposing any settlement that the Commission does not deem to be in the public interest (except the Commission will not object to the amount of any such settlement, so long as the aggregate amount of such settlements, as described above, is not less than $100 million as adjusted by the Maximum Payment Adjustment). Proposed respondent reserves the right to oppose any attempt by the Commission to intervene in any such class action lawsuit or other legal actions.

6. This agreement contemplates that, if it is accepted by the Commission, and if such acceptance is not subsequently withdrawn by the Commission pursuant to the provisions of Section 2.34 of the Commission's Rules, the Commission may, without further notice to proposed respondent, (1) issue its complaint corresponding in form and substance with the attached draft complaint and its decision containing the following order in disposition of the proceeding, and (2) make information about it public. When so entered, the order shall have the same force and effect and may be altered, modified, or set aside in the same manner and within the same time provided by statute for other orders. The order shall become final upon service.
Delivery of the complaint and the decision and order to proposed respondent by any means specified in Section 4.4 of the Commission's Rules shall constitute service. Proposed respondent waives any right it may have to any other manner of service. The complaint may be use in construing the terms of the order. No agreement, understanding, representation, or interpretation not contained in the order or in the agreement may be used to vary or contradict the terms of the order.

7. Proposed respondent has read the draft complaint and consent order. It understands that it may be liable for civil penalties in the amount provided by law and other appropriate relief for each violation of the order after it becomes final.

ORDER

DEFINITIONS

        For purposes of this order, the following definitions shall apply:

1. Unless otherwise specified, "respondent" shall mean Sears, Roebuck and Co., a corporation, its successors and assigns, and its officers, agents, representatives, and employees.

2. "Debt" shall mean any obligation or alleged obligation of a consumer to pay money arising out of any transaction.

3. "Reaffirmation Agreement" shall mean any agreement between a creditor and debtor in bankruptcy whereby a debt that is otherwise dischargeable with respect to the personal liability of the debtor is reaffirmed by the debtor.


4. "Commerce" shall mean as defined in Section 4 of the Federal Trade Commission Act, 15 U.S.C. Sec. 44.

I.

        IT IS ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the collection of any debt, shall not:

        A. Misrepresent, expressly or by implication, to consumers who have filed petitions for bankruptcy protection under the United
States Bankruptcy Code that reaffirmation agreements will be filed in bankruptcy court;

        B. Misrepresent, expressly or by implication, to consumers who have filed petitions for bankruptcy protection under the United
States Bankruptcy Code that any reaffirmation agreement is legally binding on the consumer; or

        C. Collect any debt (including any interest, fee, charge, or expense incidental to the principal obligation) that has been legally discharged in bankruptcy proceedings and that respondent is not permitted by law to collect.

II.

        IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, shall not make any material misrepresentation, expressly or by implication, in the collection of any debt subject to a pending bankruptcy proceeding.

III.

        IT IS FURTHER ORDERED that respondent Sears, Roebuck and Co., and its successors and assigns, for five (5) years after the date of issuance of this order, shall maintain and upon request make available to the Federal Trade Commission business records demonstrating their compliance with the terms and provisions of this order, including but not limited to all reaffirmation agreements signed by consumers and records sufficient to show that such reaffirmation agreements were filed in bankruptcy courts and were subsequently approved by bankruptcy courts as part of the underlying bankruptcy proceedings, if required by the United States Bankruptcy Code.

IV.

        IT IS FURTHER ORDERED that respondent Sears, Roebuck and Co., and its successors and assigns, for five (5) years after the date of issuance of this order, shall deliver a copy of this order to all current and future principals, officers, directors, managerial employees, and bankruptcy court representatives having debt collection responsibilities with respect to the subject matter of this order, and shall secure from each such person a signed and dated statement acknowledging receipt of the order. Respondent shall, for five (5) years after each such statement acknowledging receipt of the order is signed and dated, maintain and upon request make available to the Federal
Trade Commission for inspection and copying such statements. Respondent shall deliver this order to current personnel within thirty (30) days after the date of service of this order, and to future personnel within ninety (90) days after the person assumes such position or responsibilities.

V.

        IT IS FURTHER ORDERED that respondent Sears, Roebuck and Co., and its successors and assigns, shall notify the Commission at least thirty (30) days prior to any change in the corporation(s) that may affect compliance obligations arising under this order, including but not limited to a dissolution, assignment, sale, merger, or other action that would result in the emergence of a successor corporation; the creation or dissolution of a subsidiary, parent, or affiliate that engages in any acts or practices subject to this order; the proposed filing of a bankruptcy petition; or a change in the corporate name or address. Provided, however, that, with respect to any proposed change in the corporation about which respondent learns less than thirty (30) days prior to the date such action is to take place, respondent shall notify the Commission as soon as is practicable after obtaining such knowledge. All notices required by this Part shall be sent by certified mail to the Associate Director, Division of Enforcement, Bureau of Consumer Protection, Federal Trade Commission, Washington, D.C. 20580.

VI.

        IT IS FURTHER ORDERED that respondent, and its successors and assigns, shall provide notification of all proposed settlement terms relating to the action filed by the United States Attorney for the District of Massachusetts in United States of America v. Sears, Roebuck and Co., Civil No. 97-10839JLT, allegations made by the Attorneys General of various states and any other currently pending legal actions by government entities not cited herein, and all currently pending class action lawsuits, against respondent or any of its predecessors or affiliates, that challenge conduct similar to that challenged by the Commission in this proceeding, to the Associate Director, Division of Enforcement, Bureau of Consumer Protection, Federal Trade
Commission, in writing, at least ten (10) days before any such proposed settlement is submitted to a court for final approval.

VII.

        IT IS FURTHER ORDERED that respondent Sears, Roebuck and Co., and its successors and assigns, shall, within sixty (60 days after the date of service of this order, and at such other times as the Federal Trade Commission may require, file with the Commission a report, in writing, settling forth in detail the manner and form in which they have complied with this order.

VIII.

        This order will terminate twenty (20) years from the date of its issuance, or twenty (20) years from the most recent date that the United States or the Federal Trade Commission files a complaint (with or without any accompanying consent decree) in federal court alleging any violation of the order, whichever comes later; provided however, that the filing of such a complaint will not affect the duration of:

        A.      Any Part in this order that terminates in less than twenty
(20) years;

        B. This order's application to any respondent that is not named as a defendant in such complaint; and

        C. This order if such complaint is filed after the order has terminated pursuant to this Part.

Provided further, that if such complaint is dismissed or a

federal court rules that the respondent did not violate any

provision of the order, and the dismissal or ruling is either not appealed or upheld on appeal, then the order will terminate

according to this Part as though the complaint had never been



                                _______________________________
                                        JOHN T. DUGAN
                                        Counsel for the Federal Trade
                                        Commission


APPROVED:



_________________________________
PHOEBE D. MORSE
Director
Boston Regional Office



_________________________________
LUCY E. MORRIS
Assistant Director
Division of Credit Practices



_________________________________
DAVID MEDINE
Associate Director
Division of Credit Practices



_________________________________
JOAN Z. BERNSTEIN
Director
Bureau of Consumer Protection